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                                                                    EXHIBIT 32.1

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (A) and (B) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of the registrant certifies, to the best of his or her knowledge, that the registrant's Annual Report on Form 10-K for the year ended December 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Dated: March 15, 2005                 /s/ Kenneth I. Moch
                                      -------------------------------------
                                      Kenneth I. Moch
                                      President and Chief Executive Officer

Dated: March 15, 2005                 /s/ Elizabeth A. O'Dell
                                      -------------------------------------
                                      Elizabeth A. O'Dell
                                      Vice President, Finance
                                      Secretary and Treasurer